Exhibit 99.1

The Penton Media Turnaround 2005 Annual Meeting of Stockholders David Nussbaum, CEO

Safe Harbor Notice This presentation contains statements relating to Penton Media, Inc. that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the "safe harbor" created by those sections. Although Penton believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Actual results or events may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to, the success of product launches and strategic partnerships, the successful integration of acquisitions, and other factors contained in Penton's most recent quarterly report on Form 10-Q and annual report on Form 10-K, as well as its other filings with the Securities and Exchange Commission.

The Rear-View Mirror 2000 2001 2002 IT & Manufacturing 399.7 358.8 235.1 Annual Revenue 100% 14% 86% 2002 Publishing Revenues by Industry Sector All other Sectors IT & Manufacturing Sectors % of Total Revenues

The Rear-View Mirror 2000 2001 2002 2003 ebitda 93.4 41.6 14.5 25.2 Adj. EBITDA* Margin 23.4% 6.2% 11.6% 12.2% *Reconciliation to net income (loss) appears at end of presentation

Turnaround Strategy Create flat, cost-efficient, nimble organization Develop media tripod, leveraging strength of leading print brands Drive eMedia revenues Diversify end markets Focus on community building as competitive differentiator Revitalize the organization

The Strategy at Work: Cost-efficient, nimble organization Company resized to current volumes More rapid decision making Tighter structure facilitates more entrepreneurial management

The Strategy at Work: Leveraging Leading Print Brands

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2003 Events 24.2 8.3 67.5 Publishing 67.5% Publishing 70.5% Events 24.2% Events 24.1% Online 8.3% Online 5.4% 2004 2002 The Strategy at Work: Developing the Tripod % of Total Revenues

2002 2003 2004 East 12.7 13.9 17.6 $12.7M $13.9M $17.6M % of Penton Revenue: 5.4% 6.7% 8.3% 9.4% 26.6% 5.0% The Strategy at Work: The eMedia Imperative eMedia Revenue Growth

The Strategy at Work: eMedia Imperative Infrastructure VP eMedia Strategy, 10% staff increase Education Internal webcasts, online forums Execution Investing in Web technologies & development Addressing Vertical Market Search & Asia opportunities Investing in partnerships, niche acquisitions

The Strategy at Work: eMedia Imperative '04 eMedia revenues expand 27% to $17.6M; up 20% in Q1 '05 vs. Q1 '04 Aggressive Web site development & relaunch generating traffic increases Produced 100+ webcasts in 2004; 51 webcasts in Q1 '05 vs. 11 in Q1 '04 Delivered 75M+ eNewsletters in 2004 25 digital editions of titles active or pending

The Strategy at Work: Portfolio Diversification & Balance 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 18.7 23.4 6.1 28.3 23.5 Design & Electronic Engineering 18.7% Diversified Manufacturing 23.5% Information Technology 23.4% Construction 6.1% Natural Products and Food/Retail 28.3% 2004 Revenues by Sector

The Strategy at Work: Building Community $1.2M $3.9M $3.4M Webcasts '02A 1.2 '05B 3.4 2002 2004 Roadshows '02A 0 '05B 4.5 $0.00 $4.5M $3.4M $1.2M 2002 2004 In-person Events Now Produced in Every Penton Market Revenues

The Strategy at Work: Revitalize the organization Open communications Tools and strategies facilitate cross- sharing of business information Recognition programs Celebrate successes

Financial Success is Building + 73.9% $33.2M $14.5M + 31.4% 2002 2003 2004 $33.2M $25.2M $14.5M Adj. EBITDA Leverage ratio improved by 60% $47M in liquidity At December 31, 2004

Financial Success is Building 2004 2005 Adj. EBITDA 52.8 53.3 Adj. EBITDA* $52.8M $12.3M $53.3M $15.5M 2004 2005 REVENU 52.8 53.3 2004 2005 ebitdA 12.3 22 $52.8M $53.3M $12.3M $15.5M + 25.8% 1st Quarter Results Revenue Margin 23.4% 29.1% * Reconciliation follows in this presentation

Our Model for Success A flat, nimble organization that encourages entrepreneurial risk-taking & creativity A tripod approach to all our markets in which we're delivery agnostics Building powerful eMedia EBITDA streams from Web advertising, Search eNewsletter advertising Webcasts Custom eMedia eMail list rentals Subscription sales Offline cost savings (print circulation, show registration) Building community within each market we serve Open communication with our employees

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The Penton Media Turnaround To Be Continued.....